SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this "Agreement"), is made and entered into as of the date set forth on the signature page hereto, by the undersigned person on the signature page hereto ("Investor") and Puda Coal, Inc., a Florida corporation (the "Company").

W I T N E S S E T H :

        WHEREAS, this Agreement is being entered into in connection with the purchase by Investor of Units (as defined below) of the Company, and the issuance by the Company of such Units to Investor;

        WHEREAS, Investor desires to purchase Units from the Company, and the Company desires to sell such Units to Investor;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS AND OTHER TERMS

        Section 1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"Affiliate" means, with respect to any Person, any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person.

"Closing" means the closing of the purchase and sale of the Units pursuant to this Agreement.

"Commission" has the meaning set forth in Section 3.01.

"Common Stock" means the common stock of the Company, par value $0.001.

"Company" has the meaning set forth in the preamble.

"Control" (including, with its correlative meanings, "Controlled by", "Controlling" and "under common Control with") means, with respect to any Person, any of the following: (i) ownership, directly or indirectly, by such Person of equity securities entitling it to exercise in the aggregate more than 50% of the voting power of the entity in question, or (ii) the possession by such Person of the power, directly or indirectly, (A) to elect a majority of the board of directors (or equivalent governing body) of the entity in question, or (B) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise.

"Escrow Account" means the escrow account maintained by Steele Street State Bank, Denver, Colorado, as escrow agent, pursuant to the terms and conditions of a certain escrow agreement by and among the Company, Keating Securities and the escrow agent.

"Escrow Agent" means Steele Street State Bank, Denver, Colorado.

"Escrow Agreement" means a certain escrow agreement by and among the Company, Keating Securities and the Escrow Agent.

 "Holders" has the meaning set forth in Section 3.01.

"Keating Securities" means Keating Securities, LLC

"Lien" means, in respect of any asset, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any lease having substantially the same effect as any of the foregoing).

"Note" means an 8% unsecured convertible promissory note of the Company due October 31, 2008, in the original principal amount of $25,0000, in the form attached hereto as Exhibit A.

"Offering" means the sale of Units by the Company.

"Person" means any individual, partnership (whether general or limited), limited liability Company, corporation, trust, estate, nominee or other entity.

"Purchase Price" has the meaning set forth in Section 2.01.

"Purchased Units" means those Units to be issued to Investor pursuant to this Agreement, as more particularly described in Section 2.01.

"Registrable Securities" has the meaning set forth in Section 3.01.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Subscription Agreement" has the meaning set forth in the preamble.

"Subscription Date" means the date of this Agreement.

"Termination Date" has the meaning set forth in Section 2.02.

"Unit" means a Note and attached Warrant.

"Warrant" means a five-year warrant to purchase 50,000 shares of Common Stock, in the form attached as Exhibit B.

        Section 1.02         Certain References. Unless otherwise indicated, references in this Agreement to articles, sections, clauses, recitals and exhibits are to the same contained in or attached to this Agreement.

ARTICLE 2
PURCHASE AND SALE OF UNITS

        Section 2.01      Purchase and Sale of Units. Subject to the terms herein, on the Closing Date, Investor shall purchase from the Company, in exchange for the purchase price set forth on the signature page hereto (the "Purchase Price") in cash in immediately available funds, the number of Units set forth on the signature page hereto, constituting the Purchased Units.

        Section 2.02        Offering. The Units are offered for sale in a private placement in accordance with the terms set forth in the Private Placement Memorandum dated September 30, 2005 (the "Memorandum"). The Notes and the Warrants shall have the terms as set forth therein. The Units are offered for sale commencing on the date of the Memorandum and will continue until November 30, 2005, unless extended by the Company and Keating Securities without notice to investors to a date not later than December 15, 2005 (the "Termination Date"); provided however, that the offering will terminate in all event upon the sale of all of the Units.

        In the event the Minimum Number of Units are not sold (as described in the Memorandum) by the Termination Date or any extension thereof, this agreement shall be of no further force and effect (except with respect to the Company's obligation to return the Purchase Price to the Investor).

        This Agreement is subject to acceptance by the Company. The Company may accept this Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof and notifying the Investor within a reasonable time thereafter. If not accepted by the Company, or if accepted and thereafter rejected by the Company in accordance with Section 2.06(b), this Agreement shall be of no further force and effect (except with respect to the Company's obligation to return the Purchase Price to the Investor).

        Section 2.03     Effective Time. The effective time of the consummation of the transactions contemplated hereby is 12:01 a.m., Eastern time, on the Closing Date. The Units subscribed for herein will not be deemed issued to or owned by the Investor until consummation of the Closing.

        Section 2.04     Investor Delivery of Documents and Payment. The Investor hereby tenders (i) to Escrow Agent for deposit into the Escrow Account, the Purchase Price by check or wire, and (ii) to Keating Securities on behalf of the Company, one manually executed copy of this Agreement with the appropriate questionnaires completed and the Customer Account Application. If payment of the Purchase Price is made by check, it will be made payable to "Keating - Puda Coal Escrow Account". If payment is made by wire transfer, the wire transfer instructions are as follows:

        Section 2.05     Escrow Account. The Purchase Price shall be held in the Escrow Account, which shall be a non-interest bearing segregated bank account subject to the terms and conditions of the Escrow Agreement until the earlier of (i) the Closing, (ii) rejection of this subscription by the Company, or (iii) the Termination Date. If the Closing does not occur because the conditions set forth in Section 2.06 are not met, this subscription is rejected by the Company in accordance with Section 2.06 or the Company does not receive and accept this subscription by the Termination Date, the Purchase Price will be returned to the Investor as soon as practicable without interest or deduction and this Agreement shall be of no further force or effect.

        Section 2.06     Conditions to Closing.

        (a)     The Closing of the purchase and sale of the Purchased Units is contingent upon the Company having received and accepted binding and valid subscriptions for the purchase of a minimum of two hundred (200) Units from qualified purchasers by the Termination Date. The Closing is further contingent upon such other matters as set forth in the Memorandum.

        (b)     The Company has the right to reject this subscription for Units, in whole or in part for any reason and at any time prior to the Closing, notwithstanding that a notice of acceptance of this subscription may have been delivered to the Investor.

        Section 2.07     The Closing.

        (a)     The closing of Units pursuant to the Offering, including the Closing of the Purchased Units shall occur at a time determined jointly by the Company and Keating Securities after all conditions have been satisfied.

        (b)     At the Closing of the Purchased Units, the Purchase Price shall be released to the Company and the Purchased Units shall be delivered promptly thereafter to the Investor, together with a fully executed counterpart of this Agreement.

        Section 2.08     Fees to Placement Agent. The Investor acknowledges that the Company has agreed to (i) pay the Keating Securities, as the Placement Agent, a commission equal to 10% of the aggregate gross proceeds of the Units sold; (ii) pay the Placement Agent a non-accountable expense allowance equal to 2% of the aggregate gross proceeds of the Units sold; (iii) sell to the Placement Agent or its designee, for nominal consideration, five-year warrants to purchase Common Stock, at the rate of 5,000 warrants (covering 5,000 shares of Common Stock) for every Unit sold, exercisable at any time at a price equal to $0.60 per share, on a net-issuance or cashless basis; and (iv) indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act.

ARTICLE 3
REGISTRATION RIGHTS

        Section 3.01     Filing of Registration Statement. The Company will file, on one occasion only, a registration statement under the Securities Act ("Registration Statement") filed with the U.S. Securities and Exchange Commission ("Commission") to register for re-offer and re-sale, the Common Stock into which the Notes may be converted and the Common Stock underlying the Warrants included in the Units (collectively, "Registrable Securities") on behalf of the Investors (or subsequent holders, referred to together as the "Holders"). The Registration Statement will be filed within thirty (30) days after the final Closing of the Offering and the Company will use its commercially reasonable efforts to have the Registration Statement declared effective within one hundred eighty (180) days after the final Closing. Each Holder will provide upon request, such information as the Company may require for inclusion in the Registration Statement. All costs associated with the registration of the Registrable Securities, other than brokerage commissions incurred by the Holders in connection with the resale of the Registrable Securities, shall be borne by the Company. The Company may include Common Stock owned by other stockholders of the Company in the Registration Statement, but only to the extent set forth in the Memorandum. The Company shall not file any registration statement with respect to any of its other securities unless and until the Registration Statement for the Registrable Securities has been filed and declared effective by the Commission.

        Section 3.02     Effective and Current. The Company will use its reasonable commercial efforts to keep the Registration Statement which registers the Registrable Securities pursuant hereto effective and the related prospectus current until the earlier of the date by which all of the Registrable Securities has been sold or the date that the Registrable Securities may be sold pursuant to Rule 144(k) promulgated under the Securities Act as provided in Section 3.05 hereof.

        Section 3.03     Amended Prospectus. The Company will notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of the Registration Statement on which the Registrable Securities are registered, and/or of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and return all prospectuses to the Company, and the Company will promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Registrable Securities. The Company will promptly notify the Holders, if after delivery of a prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period.

        Section 3.04     Indemnification.

        (a)     The Company will indemnify the Holders of the Registrable Securities to be sold pursuant to the Registration Statement hereunder, the officers and directors of each Holder, each underwriter of such Registrable Securities and each person, if any, who controls such Holders or underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between (A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 3.04(a) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from the Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the Registration Statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (z) any application or other document or written communication (collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to the Company by and with respect to such registered holders ("Purchaser Information") expressly for use in any preliminary prospectus, the Registration Statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. Subject to the foregoing provisions of this paragraph, the Company will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Company agrees promptly to notify such Holders of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with the Registration Statement or prospectus.

        (b)     The Holders agree to indemnify and hold harmless the Company, the officers and directors of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability to which the Company or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon Purchaser Information that is included or relied upon by the Company in the Registration Statement or prospectus or any amendment or supplement thereto or in any application; and will reimburse the Company, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such Purchaser Information.

        (c)     Any party entitled to indemnification hereunder ("Indemnified Party") will permit the Company to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Company, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Company will pay such expense if representation of such Indemnified Party by the counsel retained by the Company would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event will the Company be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Company is also responsible for the expenses of such defense if the Company does not elect to assume such defense. The Company, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Company, which consent may not be unreasonably withheld.

        Section 3.05     Periodic Reporting. The Company agrees that during the period commencing on the effectiveness of any registration statement with respect to the Company's securities and continuing until the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed, it will timely file all reports due pursuant to the Exchange Act and it will not terminate its obligation to file periodic reports under the Exchange Act or Securities Act.

        Section 3.06     Expiration of Registration Rights. Notwithstanding anything to the contrary contained herein, such registration is not required to be continued for any Holder of Registrable Securities if in the opinion of counsel to the Company, the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

        Section 3.07         Successors. The registration rights granted to the Holders inure to the benefit of all the Holder's successors, heirs, pledges, assignees, transferees and purchasers of the Notes, Warrants or underlying Common Stock, subject to the limitations imposed by interpretations of the Commission regarding selling security holder registration statements.

        Section 3.08         Penalties. The Company and Holder agree that Holder will suffer damages if the Company fails to fulfill certain of its filing date and other obligations pursuant to Section 3.01 and Section 3.05 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to the Holder under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 30 days after the final Closing in the Offering (such an event, a "Filing Default"); (b) if the Registration Statement is not declared effective by the Commission on or prior to 120 days after the final Closing in the offering (such an event, an "Effectiveness Default"); or (c) if, pursuant to the Company's obligations under Section 3.05 hereof, the Company does not file its required periodic reports under the Exchange Act when due (such an event, a "Reporting Default" and together with a Filing Default and an Effectiveness Default, a "SEC Default"). In the event of an SEC Default, the Company shall as Liquidated Damages pay to Holder, for each 30-day period of an SEC Default, an amount equal to 1% of the aggregate purchase price paid for the Units purchased in the Offering pursuant to this Agreement up to a maximum aggregate of 24 months of SEC Defaults. The Company shall pay the Liquidated Damages in shares of Common Stock, priced at 50% of the closing bid price on the day the penalty is due as follows: (i) in connection with a Filing Default, on the 31st day after the Initial Closing, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 121st day after the Initial Closing, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Reporting Default, on the 31st consecutive day of after a Reporting Default has occurred, provided that if the Reporting Default has been cured, then such days during which a Reporting Default were accruing will be added to any future Reporting Default period for the purposes of calculating the payment of the liquidated damages provided for in this provision. Notwithstanding the foregoing, there shall be no penalty for a delay in filing or effectiveness caused by adverse market conditions as determined by the Placement Agent in it sole discretion.

        Section 3.09         Execution of Documents; Cooperation. The Investor agrees and covenants that it shall promptly cooperate with all reasonable requests of the Company in connection with the filing of the Registration Statement by the Company, including but not limited to providing written information regarding the Investor and the distribution proposed by the Investor, the execution of documents required in connection with the filing or requested by the underwriter or placement agent, if any, for such filing, including but not limited to NASD questionnaires.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
OF INVESTOR

        Investor represents and warrants to the Company as follows:

        Section 4.01 Securities Laws Representations.

        (a)     that he, she or it has carefully read the Memorandum previously furnished to him, her or it with respect to the Company, including the "Risk Factors" contained therein, is familiar with and understands such materials, and has based his, her or its decision to invest in the Company solely on such materials and not on any other offering literature or prospectus;

        (b)     that he, she or it is acquiring the Purchased Units for his, her or its own account, as principal, for investment and not with a view toward resale or distribution and that he, she or it will not sell or otherwise transfer the Purchased Units except in compliance with state and federal law;

        (c)     that he, she or it has, either alone or together with his, her or its investment advisors, if any, such knowledge and experience in financial and business matters that he, she or it (or they) are capable of evaluating the merits and risks of the investment in the Purchased Units;

        (d)     that he, she or it has the experience in financial and business matters as to be capable of assessing and evaluating the merits and risks of an investment in the Units and is able to bear the economic risk of losing his or her entire investment in the Purchased Units;

        (e)     that his, her or its overall commitment to investments which are not readily marketable is not disproportionate to his or her net worth, and his, her or its investment in the Purchased Units will not cause such overall commitment to become excessive;

        (f)     that: (i) if he or she is a natural person, he or she is at least twenty-one (21) years of age; (ii) he, she or it has adequate means of providing for his, her or its current needs and personal contingencies; (iii) he, she or it has no need for liquidity in his, her or its investment in the Purchased Units; and (iv) all of his, her or its investments in and commitments to non-liquid investments are, and after his, her or its purchase of the Purchased Units will be, reasonable in relation to his, her or its net worth and current needs;

        (g)     that he, she or it has not been solicited by a general solicitation or general advertising within the meaning of Section 502(c) of Regulation D under the Act to subscribe for or purchase the Purchased Units, or to otherwise undertake or make any investment in the Company, including but not limited to any advertisement in printed media of general and regular paid circulation, radio, television, the internet or any other form of electronic media or communications;

        (h)     that he, she or it understands that the Purchased Units have not been registered under the Securities Act, or the securities law of any state and, as the result thereof, are subject to substantial restrictions on transfer;

        (i)     that he, she or it understands that (i) except as may be expressly set forth in this Agreement, the Company has no obligation or intention to register the Purchased Units for resale under any federal or state securities laws or to take any action (including the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the registration requirements of the Securities Act; and (ii) it is likely the Investor therefore may be precluded from selling or otherwise transferring or disposing of the Purchased Units or any portion thereof and may therefore have to bear the economic risk of investment in the Units for an indefinite period;

        (j)     that he, she or it understands that an investment in the Company involves certain risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Purchased Units;

        (k)     that he, she or it understands that no federal or state agency has approved or disapproved the issuance of the Purchased Units, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Units for investment;

        (l)     that he, she or it acknowledges that, if he, she or it is purchasing the Purchased Units subscribed for hereby in a fiduciary capacity, the representations and warranties in this Section 4.01 shall be deemed to have been made on behalf of the person or persons for whom he, she or it is so purchasing;

        (m)     that he, she or it acknowledges that the Company has made available to him, her or it and his, her or its investment advisors, if any, the opportunity to ask questions of, and receive answers from, the offering and to obtain any additional information, to the extent that the Company possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him, her or it or otherwise to make an informed investment decision;

        (n)     that if the Investor is a corporation, the Investor is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof. If the Investor is a partnership, syndicate, trust or other form of unincorporated organization, the Investor has the necessary legal capacity and authority to execute and deliver this Agreement an to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof.

        (o)     None of the Units, Notes, Warrants or underlying Common Stock have been registered under the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer or an agent of the issuer, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

        (p)     THAT HE, SHE OR IT ACKNOWLEDGES THAT THE PURCHASED UNITS ARE BEING ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTION THEREFROM; and

        Section 4.02     Transfer; Legend. That he, she or it hereby acknowledges and agrees that the following legend may be placed upon any counterpart of this Subscription Agreement, the Note, the Warrant, the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant or any other document or instrument evidencing ownership of the Purchased Units:

THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE SALE, SECURITIES OR "BLUE SKY" LAWS AND THE TRANSFERABILITY OF SUCH UNITS IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, PLEDGED ASSIGNED, OR OTHERWISE TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED BY THE ISSUER AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH UNITS SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS OR (II) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

        Section 4.03     Binding Effect. This Agreement is the legal, valid and binding obligation of Investor, enforceable in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

        Section 4.04     Indemnification. The Investor hereby agrees to indemnify and hold harmless, the Company and Keating Securities, their respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or (b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by Investor contained herein. Keating Securities is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of Keating Securities.

ARTICLE 5
MISCELLANEOUS PROVISIONS

        Section 5.01     Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained in this Agreement or in any certificate or other document delivered pursuant hereto or in connection herewith shall survive after the Subscription Date without limitation as to time.

        Section 5.02     Amendments; Waiver. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment. Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        Section 5.03     Successors, Assigns and Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights hereunder may be assigned by Investor without the written consent of the Company. Except as expressly provided herein, nothing expressed or referred to in this Agreement shall be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and assigns.

        Section 5.04     Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, except as otherwise expressly provided herein, all fees and expenses (including all fees of counsel and accountants) incurred by any party in connection with the negotiation and execution of this Agreement shall be borne by such party.

        Section 5.05     Further Assurances. From time to time, at the reasonable request of a party and without further consideration, a party hereto, at its own expense, will promptly execute and deliver all other documents, and take all further actions, that another party may reasonably request in order to vest in Investor, respectively, good and marketable title to the Purchased Units purchased hereunder and to protect the rights and remedies of the parties created or intended to be created hereunder.

        Section 5.06     Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its choice of law principles. The Company and Purchaser (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

        Section 5.07     Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

        Section 5.08     Notices. All notices and other communications provided for hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, received by registered or certified mail (return receipt requested), or given by facsimile or telecopy, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Investor: At the address set forth on the signature page hereof

If to the Company:

        Section 5.09     Sections; Headings. Sections and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

        Section 5.10     Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

        SECTION 5.11.     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective authorized officers or representatives on the date first above written.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name:			Name of Joint Investor (if any):

Residence Address:

Telephone:	(H)		(W)	Fax

Occupation:			Employer:

Business Address:

Send communications to:	Home	Office	E-Mail:

Age:

Social Security Number:

Check manner in which securities are to be held:

Individual Ownership	Tenants in Common	Joint Tenants with Right of Survivorship (both parties must sign)

Community Property		Other (please indicate)

Amount of Investment:

Number of Units (minimum of 1 Unit per Investor) : ________________________________

Corresponding dollar amount ($25,000 multiplied by number of Units): $ ________________________________

Accredited Investor Status For Individuals. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO THE ENTITY SIGNATURE PAGE).

        I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

The aggregate value of my assets is approximately $___________.

My aggregate liabilities are approximately $___________.

My current and expected income is:

YEAR	INCOME
2005 (Estimated)	$

2004 (Actual)	$

2003 (Actual)	$

        I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Units.

ALL INVESTORS MUST SIGN AND	The foregoing subscription is accepted and the
PRINT NAME BELOW	Company hereby agrees to be bound by its terms.

Signature:	PUDA COAL, INC.

Print Name:	By:

Date:
Name:
Signature:
Title:
Print Name:
Date:
Date:

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity:

Address of Principal Office:

Telephone:	Fax:

Taxpayer Identification Number:

Check type of Entity:

Employee Benefit	Limited	General	Individual
Plan Trust	Partnership	Partnership	Retirement
Account

Limited Liability	Revocable	Corporation	Other
Company	Trust		(please indicate)

Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status. Please contact Keating Securities for a copy of such supplemental questionnaire.)
S
Amount of Investment:

Number of Units (minimum 1 Unit per Investor):

Corresponding dollar amount ($25,000 multiplied by number of Units):	$

Date of Formation or incorporation:	State of Formation:

Describe the business of the Entity:

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Authority for this investment
Name	Position	(yes or no)

Accredited Investor Status for Entities.

(a) Check all boxes which apply (IRA Entities can skip this question and go to (b)):

The Entity was not formed for the specific purpose of investing in the Company
The Entity has total assets in excess of $5 million dollars
For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

(b) If you did not check the first two of the three boxes in Question (a) or if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:

  owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

  is a grantor for the revocable trust or Individual Retirement Account; or is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or

  is the person making the investment decisions for an Irrevocable Trust.

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO THE QUESTIONS FOLLOWING THE SIGNATURE BOX BELOW AND SIGN THE WRITTEN CONFIRMATION IMMEDIATELY FOLLOWING.

INVESTOR:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

PUDA COAL, INC.
Signature of Authorized Signatory
By:
Name:
Title:	Name:
Date:	Title:
Date:

Accredited Investor Questions for Entity equity owners and investment decision makers

        (a)     I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

(b) The aggregate value of my assets is approximately $___________.

(c) My aggregate liabilities are approximately $___________.

(d) My current and expected income is:

YEAR	INCOME
2005 (Estimated)	$

2004 (Actual)	$

2003 (Actual)	$

I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of Units.

Date:	Name:

PUDA COAL, INC.

NASD QUESTIONNAIRE

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS QUESTIONNAIRE.

1. READ ALL DEFINITIONS BEFORE ANSWERING ANY QUESTIONS.

2. EVERY PERSON MUST ANSWER QUESTIONS 1 THROUGH 7 AND SIGN ON THE PAGE.

If you have any questions regarding this questionnaire, please call Omer Ozden, Esq., at HodgsonRuss, LLP, (416) 595-2683.

DEFINITIONS FOR NASD QUESTIONNAIRE

Affiliate:             An Affiliate of any person (for purposes hereof a "person" includes a partnership, corporation or other legal entity such as a trust or estate) is a person which controls, is controlled by or is under common control with such person. For purposes of this definition:

        (i)     a person should be presumed to control a Member of the NASD if the person beneficially owns 10% or more of the outstanding voting securities of a Member of the NASD which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member of the NASD which is a partnership;

        (ii)     a Member of the NASD should be presumed to control a person if the Member of the NASD and Persons Associated with a Member of the NASD beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership; and

        (iii)     a person should be presumed to be under common control with a Member of the NASD if:

(1)     the same person controls both the Member of the NASD and such person by beneficially owning 10% or more of the outstanding voting securities of the Member of the NASD and other such person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of the Member of the NASD and other such person which is a partnership; or

(2)     a person having the power to direct or cause the direction of the management or policies of the Member of the NASD also has the power to direct or cause the direction of the management or policies of the other entity in question.

Immediate Family:         The "Immediate Family" of any person, including an employee of or Person Associated with a Member of the NASD, includes the parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of such person or any other individual who is supported, directly or indirectly, to a material extent by such person.

Member of the NASD:         A "Member of the NASD" is any broker or dealer admitted to membership in the NASD.

NASD:         The National Association of Securities Dealers, Inc.

Person Associated with a Member of the NASD:         A "Person Associated with a Member of the NASD" is every sole proprietor, partner, officer, director or branch manager of any Member of the NASD, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such Member of the NASD (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

Print Name:

1. State whether you or any of your Affiliates or any members of your Immediate Family are (a) a Member of the NASD;

Yes	No

(b) a Person Associated with a Member of the NASD; or

Yes	No

(c) an Affiliate of a Member of the NASD.

Yes	No

2. State whether you or any of your Affiliates own stock or other securities of any Member of the NASD or an Affiliate of a Member of the NASD.

Yes	No

3. State whether you or any of your Affiliates have made a subordinated loan to any Member of the NASD.

Yes	No

4. If you marked "Yes" to any of the questions above, please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, immediate family, etc.).

5. State whether you are an Immediate Family member of a partner of HodgsonRuss, counsel to Puda Coal, Inc.

Yes	No

6. (a) State whether you provide any consulting or other services to Puda Coal, Inc.

Yes	No

If you marked "Yes", please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(b) Please identify any of the following relationships you have with Keating Securities, LLC, the Placement Agent, or any other Member of the NASD.

None
Advisor
Officer
Director
Trustee
Founder
Registered Representative
5% Stockholder
Employee
Immediate Family
Broker/Dealer
Promoter
Consultant
Finder
Bridge Lender
General Partner

Limited Partner
Equity Investor
Client or Customer
Subordinated Debt Holder
Other

Please describe the nature of any relationship identified above. For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with Underwriter or such other Member of the NASD. Identify the Member of the NASD:

7. State whether you have any oral and/or written agreements with any Member of the NASD or Person Associated With a Member of the NASD concerning the disposition of your securities of Puda Coal.

Yes	No

If you marked "Yes", please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

I hereby affirm that the answers to the above NASD Questionnaire are true and correct as of the date set forth below.

Date:	(Sign Name)	(Print Name)